UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 30, 2004

Date of Report (date of earliest event reported)

PALMONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices)

(408) 503 -7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On April 30, 2004, palmOne, Inc. (“palmOne”) issued a press release regarding the departure of its principal financial and accounting officer, Judy Bruner, anticipated to be effective as of the close of business on June 18, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of palmOne, Inc. dated April 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

palmOne, Inc.

By:	/s/ Mary E. Doyle
Mary E. Doyle Senior Vice President, General Counsel and Secretary

Date: May 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of palmOne, Inc. dated April 30, 2004.